Exhibit 10.6

AmegyBank

ESCROW AGREEMENT

(ACQUISITIONS)

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is dated as of November 30, 2005 and is by and among SCF-III, L.P., a Delaware limited partnership, taxpayer identification number                                JAMES WHITE, individually, taxpayer identification number                                    (“Sellers”), GEOKINETICS INC., a Delaware corporation, taxpayer identification number (“Purchaser”), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association (“Escrow Agent”), on terms and conditions more particularly described herein.

RECITALS:

WHEREAS, Purchaser and Sellers have entered into that certain Stock Purchase Agreement, dated July 29, 2005, by and among Purchaser and Sellers (the “Stock Purchase Agreement”) pursuant to which Purchaser is purchasing all of the outstanding capital stock of Trace Energy Services, Ltd. from Sellers as more particularly described therein and Sellers are indemnifying Purchaser from certain liabilities as more particularly described therein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

ARTICLE I

TERMS AND CONDITIONS – ESCROW FUND

1.1                               Establishment of Fund. The Sellers have caused or will cause to be deposited with the Escrow Agent the sum of CDN $2,000,000 (such sum, or the balance thereof remaining from time to time being referred to herein as the “Fund”).

1.2                               Treatment of Fund.  The monies constituting the Fund shall be deposited in a segregated account pursuant to the terms of this Escrow Agreement.  Such account shall be styled “Geokinetics/Trace Escrow Account”, with federal tax identification number                             .

1.3                               Escrow Procedure and Payment Instruction. The Fund, together with any investment earnings thereon, which earnings shall become and remain a part of the Fund, shall be held and disbursed in accordance with the terms of this Escrow Agreement as follows:

A.                                    The Purchaser shall submit written claims (each a “Claim,” and collectively, the “Claims”) to Escrow Agent prior to 5:00 p.m. Houston, Texas time on the first anniversary of the date of this Escrow Agreement (the “Claims Submission Deadline”) containing the following information and/or statements:

(i)                                     that Purchaser is entitled to indemnification pursuant to the Stock Purchase Agreement described in the Escrow Agreement;

(ii)                                  the circumstances giving rise to Purchaser’s Claim;

(iii)                               the liquidated amount of Purchaser’s Claim, or if not liquidated, Purchaser’s good faith estimate of the amount of Purchaser’s Claim; and

(iv)                              that a copy of the Claim has been delivered by Purchaser to Sellers and the date of such delivery.

B.                                    Escrow Agent shall notify Sellers of Escrow Agent’s receipt of such Claim and the date of such receipt.

C.                                    Sellers shall deliver to Escrow Agent a written objection notice (“Objection Notice”) by 5:00 p.m. Houston, Texas time within thirty (30) days after Escrow Agent’s receipt of such Claim (the “Objection Submission Deadline”) if Sellers objects to all or any part of such Claim, containing the following information and/or statements:

(i)                                     that Sellers dispute or object to the Claim;

(ii)                                  the circumstances giving rise to Sellers’ Objection Notice;

(iii)                               the amount, if any, of such Claim which is not disputed by Sellers; and

(iv)                              that a copy of the Objection Notice has been delivered by Sellers to Purchaser and the date of such delivery.

D.                                    Escrow Agent shall notify Purchaser of Escrow Agent’s receipt of such Objection Notice and the date of such receipt.

E.                                      Sellers shall deliver to Escrow Agent a written consent (a “Consent”) before the Objection Submission Deadline if Sellers consent to the payment of the Claim.

F.                                      Escrow Agent shall notify Purchaser of Escrow Agent’s receipt of a Consent and the date of such receipt.

G.                                    If Escrow Agent receives either an Objection Notice agreeing to a portion of a Claim or a Consent with respect to a Claim, regardless of whether such Objection Notice or Consent was received by Escrow Agent before the expiration of the Objection Submission Deadline relating thereto, Escrow Agent shall disburse the undisputed amount of the Claim to Purchaser to the extent of funds then available in the Fund.

H.                                    If no Claim is delivered to Escrow Agent prior to the Claims Submission Deadline, or if a Claim or Claims have been delivered to Escrow Agent prior to the Claims Submission Deadline and Sellers have given a Consent to the payment of each such Claim and Escrow Agent has disbursed amounts from the Fund to Purchaser to pay each such Claim, Escrow Agent shall disburse all remaining funds available in the Fund to Sellers on the first Business Day after the Claims Submission Deadline.  If a Claim or Claims have been delivered to Escrow Agent prior to the Claims Submission Deadline and Sellers have not given a Consent to the payment of one or more of such Claims, Escrow Agent shall disburse any remaining funds available in the Fund to the extent that such funds exceed the amount of the Claim or Claims pending as of the Claims Submission Deadline.  Promptly following the Claims Submission Deadline, Purchaser shall submit a written instruction authorizing the Escrow Agent to make the disbursement contemplated by the preceding sentence.

I.                                         In the event Escrow Agent does not receive an Objection Notice for a Claim before the expiration of the Objection Submission Deadline relating to such Claim, unless and until a Consent for such Claim is received by Escrow Agent, whether before or after the Objection Submission Deadline for such Claim, or an Objection Notice partially consenting to such Claim is subsequently received after the Objection Submission Deadline for such Claim, such Claim shall be deemed rejected by Sellers.

J.                                      Notwithstanding any provision hereof to the contrary, Escrow Agent shall not distribute all or any portion of the Fund to Purchaser with respect to any Claim until Escrow Agent receives one of the following for such Claim:

(i)                                     a written Objection Notice or other written notice from Sellers consenting to the payment of a portion of such Claim, in which case Escrow Agent shall disburse (to the extent of available funds in the Fund) to Purchaser such undisputed portion of such Claim only; or

(ii)                                  a written Consent or other written notice from Sellers consenting to the payment of such Claim in full, in which case Escrow Agent shall disburse (to the extent of available funds in the Fund) to Purchaser the amount of such Claim; or

(iii)                               a copy of a final decision of a court or arbitrator (together with a written opinion of legal counsel to Sellers that such decision is final and non-appealable and was rendered by a court or arbitrator having competent jurisdiction or authority, as applicable), in which case Escrow Agent shall disburse the Fund (to the extent of available funds in the Fund) in accordance with such final decision.

1.4                               Investment of Fund. The Escrow Agent shall invest the Fund and keep the Fund invested and reinvested as directed by Sellers in U.S. Treasury Securities with a maturity date of 90 days or less or in such other investments directed in writing by Sellers and Purchaser.  Any income derived from such investments shall be paid to Sellers in connection with any disbursement on the first Business Day after the Claims Submission Deadline.  If any portion of the Fund is not distributed on such date, the income derived from investments on such portion shall be paid to Sellers on the date that such remaining portion is distributed.  All income earned on the Fund shall be for the account of Sellers pro rate according to each Seller’s Escrow Percentage as set forth on Schedule I hereto and shall be reported under applicable federal regulations using the tax identification number(s) of the respective Sellers.  A transaction fee will be assessed in connection with each transaction. Escrow Agent will provide periodic statements to Sellers and Purchaser reflecting transactions executed on behalf of the Fund. Escrow Agent shall have the right to liquidate any investments held in order to make required disbursements under this Escrow Agreement. Escrow Agent shall have no liability for any loss sustained as a result of any investment made pursuant to the instructions of Purchaser or as a result of any liquidation of any investment prior to its maturity or for the failure of Purchaser to give investment instructions to Escrow Agent.  Investment orders may be executed through Escrow Agent or one or more affiliates or agents of the Escrow Agent, and Escrow Agent or such affiliates or agents may receive compensation in connection therewith in addition to the compensation to Escrow Agent for its services hereunder.  A copy of Escrow Agent’s current fee schedule is attached as Schedule 2.  Upon any party’s request, Escrow Agent shall furnish such party with current fee schedules.

ARTICLE II
TERMS AND CONDITIONS – ESCROWED ASSETS

2.1                               Establishment of Fund. The Sellers have caused or will cause to be deposited with the Escrow Agent certificates representing an aggregate of 1,000,000 shares of Common Stock, $.01 par value per share, of Purchaser (the “Shares”) which certificates are registered in the names of the Sellers (such shares and the proceeds thereof, or the balance thereof remaining from time to time being referred to herein as the “Escrowed Assets”).  Sellers shall be entitled to dispose of any of the Shares in one or more transactions provided that the proceeds of such transactions consist solely of cash which is remitted directly to the Escrow Agent for deposit pursuant to the terms of this Escrow Agreement.

2.2                               Treatment of Escrowed Assets.  The Shares constituting the Escrowed Assets shall be deposited in a segregated account pursuant to the terms of this Escrow Agreement.  Such account shall be styled “Geokinetics/Trace Escrowed Assets Account”, with federal tax identification number                           .

2.3                               Escrow Procedure and Payment Instruction. The Escrowed Assets, together with any investment earnings thereon, which earnings shall become and remain a part of the Escrowed Assets, shall be held and disbursed in accordance with the terms of this Escrow Agreement as follows:

A.                                    The Purchaser shall submit written claims (each a “Tax Claim,” and collectively, the “Tax Claims”) to Escrow Agent after 5:00 p.m. Houston, Texas time on the first anniversary of the date of this Escrow Agreement and prior to 5:00 p.m. Houston, Texas time on the third anniversary of the date of this Escrow Agreement (the “Tax Claims Submission Deadline”) containing the following information and/or statements:

(i)                                     that Purchaser is entitled to indemnification pursuant to Section 4.17 of the Stock Purchase Agreement;

(ii)                                  the circumstances giving rise to Purchaser’s Tax Claim;

(iii)                               the liquidated amount of Purchaser’s Tax Claim, or if not liquidated, Purchaser’s good faith estimate of the amount of Purchaser’s Tax Claim; and

(iv)                              that a copy of the Tax Claim has been delivered by Purchaser to Sellers and the date of such delivery.

B.                                    Escrow Agent shall notify Sellers of Escrow Agent’s receipt of such Tax Claim and the date of such receipt.

C.                                    Sellers shall deliver to Escrow Agent a written objection notice (“Tax Claim Objection Notice”) by 5:00 p.m. Houston, Texas time within thirty (30) days after Escrow Agent’s receipt of such Tax Claim (the “Tax Claim Objection Submission Deadline”) if Sellers object to all or any part of such Tax Claim, containing the following information and/or statements:

(i)                                     that Sellers dispute or object to the Tax Claim;

(ii)                                  the circumstances giving rise to Sellers’ Tax Claim Objection Notice;

(iii)                               the amount, if any, of such Tax Claim which is not disputed by Sellers; and

(iv)                              that a copy of the Tax Claim Objection Notice has been delivered by Sellers to Purchaser and the date of such delivery.

D.                                    Escrow Agent shall notify Purchaser of Escrow Agent’s receipt of such Tax Claim Objection Notice and the date of such receipt.

E.                                      Sellers shall deliver to Escrow Agent a written consent (a “Tax Claim Consent”) before the Tax Claim Objection Submission Deadline if Sellers consent to the payment of the Tax Claim.

F.                                      Escrow Agent shall notify Purchaser of Escrow Agent’s receipt of the Tax Claim Consent and the date of such receipt.

G.                                    If Escrow Agent receives either a Tax Claim Objection Notice agreeing to a portion of a Tax Claim or a Tax Claim Consent with respect to a Tax Claim, regardless of whether such Tax Claim Objection Notice or Tax Claim Consent was received by Escrow Agent before the expiration of the Tax Claim Objection Submission Deadline relating thereto, Escrow Agent shall disburse the undisputed amount of the Tax Claim to Purchaser to the extent of funds then available in the Escrowed Assets.

H.                                    If no Tax Claim is delivered to Escrow Agent prior to the Tax Claims Submission Deadline, or if a Tax Claim or Tax Claims have been delivered to Escrow Agent prior to the Tax Claims Submission Deadline and Sellers have given a Tax Claim Consent to the payment of each such Tax Claim and Escrow Agent has disbursed amounts from the Escrowed Assets to Purchaser to pay each such Tax Claim, Escrow Agent shall disburse all remaining Escrowed Assets to Sellers on the first Business Day after the Tax Claims Submission Deadline.  If a Tax Claim or Tax Claims have been delivered to Escrow Agent prior to the Tax Claims Submission Deadline and

Sellers have not given a Tax Claim Consent to the payment of one or more of such Tax Claims, Escrow Agent shall disburse any remaining Escrowed Assets to the extent that such Escrowed Assets exceed the amount of the Tax Claim or Tax Claims pending as of the Tax Claims Submission Deadline.  Promptly following the Tax Claims Submission Deadline, Purchaser shall submit a written instruction authorizing the Escrow Agent to make the disbursement contemplated by the preceding sentence.

I.                                         In the event Escrow Agent does not receive a Tax Claim Objection Notice for a Tax Claim before the expiration of the Tax Claim Objection Submission Deadline relating to such Tax Claim, unless and until a Tax Claim Consent for such Tax Claim is received by Escrow Agent, whether before or after the Tax Claim Objection Submission Deadline for such Tax Claim, or a Tax Claim Objection Notice partially consenting to such Tax Claim is subsequently received after the Tax Claim Objection Submission Deadline for such Tax Claim, such Tax Claim shall be deemed rejected by Sellers.

J.                                      Notwithstanding any provision hereof to the contrary, Escrow Agent shall not distribute all or any portion of the Escrowed Assets to Purchaser with respect to any Tax Claim until Escrow Agent receives one of the following for such Tax Claim:

(i)                                     a written Tax Claim Objection Notice or other written notice from Sellers consenting to the payment of a portion of such Tax Claim, in which case Escrow Agent shall disburse (to the extent of available Escrowed Assets) to Purchaser such undisputed portion of such Tax Claim only; or

(ii)                                  a written Tax Claim Consent or other written notice from Sellers consenting to the payment of such Tax Claim in full, in which case Escrow Agent shall disburse (to the extent of available Escrowed Assets) to Purchaser the amount of such Tax Claim; or

(iii)                               a copy of a final decision of a court or arbitrator (together with a written opinion of legal counsel to Sellers that such decision is final and non-appealable and was rendered by a court or arbitrator having competent jurisdiction or authority, as applicable), in which case Escrow Agent shall disburse the Escrowed Assets (to the extent of Escrowed Assets) in accordance with such final decision.

K.                                    On the first business day after the second anniversary of the Closing Date, the Escrow Agent shall disburse to the Sellers the lesser of (i) a portion of the Escrowed Assets that represents 80% of the value of the Escrowed Assets at that date, as determined in accordance with Paragraph M below and (ii) if one or more Tax Claims have been delivered to Escrow Agent prior to the second anniversary of the Closing Date and Sellers have not given a Tax Claim Consent to the payment of one or more of such Tax Claims, 80% of the remaining Escrowed Assets which exceed the amount of the Tax Claim or Tax Claims pending as of the Tax Claims Submission Deadline.

L.                                     The Sellers’ liability to the Purchaser in respect of a Tax Claim shall be limited to an amount equal to the lesser of (i) the Fund and (ii) the value of the Escrowed Assets as of the date such Tax Claim is satisfied less all payments made to Purchaser from the Fund or from the Escrowed Assets in accordance with the terms of this Escrow Agreement.  There shall be no claim against all or any portion of the Escrowed Asset if at the time the Tax Claim is received by the Escrow Agent any portion of the Fund remains in escrow under the Escrow Agreement.

M.                                  The value of any Shares that form part of the Escrowed Assets at any time and from time to time shall be equal to the number of such Shares multiplied by the ten-day weighted average trading price of the Shares before such time (converted to Canadian dollars using the Exchange Rate (as that term is defined in the Stock Purchase Agreement)).

N.                                    If, at any time after the date of this Escrow Agreement the Escrowed Assets include cash at least equal to the amount of the Fund less all previous disbursements to the Purchaser from either the Fund or the

Escrowed Assets, the Escrow Agent, shall, upon written request from the Sellers, release to the Sellers all Escrowed Assets other than cash equal to the Fund less all previous disbursements to the Purchaser from either the Fund or the Escrowed Assets.

O.                                   The provisions of this Article II shall terminate and all remaining Escrowed Assets shall be delivered to the Sellers promptly after receipt by the Escrow Agent of a written certificate from Purchaser and Sellers to the effect that the Purchaser has undergone a merger (in which the Purchaser was not the surviving entity), tender offer, reorganization, sale of all or substantially all of its assets, disposition (in a single transactions or series of related transactions) of at least 50% of its shares of common stock or a similar transaction which has resulted in a change in control of the Purchaser.

2.4                               Investment of Proceeds of Shares. The Escrow Agent shall invest the proceeds of the Shares and keep the proceeds of the Shares invested and reinvested as directed by Sellers in U.S. Treasury Securities with a maturity date of 90 days or less or in such other investments directed in writing by Sellers and Purchaser.  Any income derived from such investments shall be paid to Sellers in connection with any disbursement on the first Business Day after the Tax Claims Submission Deadline.  If any portion of the Escrowed Assets is not distributed on such date, the income derived from investments on such portion shall be paid to Sellers on the date that such remaining portion is distributed.  All income earned on the Escrowed Assets shall be for the account of Sellers pro rata according to each Seller’s Escrow Percentage as set forth on Schedule I hereto and shall be reported under applicable federal regulations using the tax identification number(s) of the respective Sellers.  A transaction fee will be assessed in connection with each transaction. Escrow Agent will provide periodic statements to Sellers and Purchaser reflecting transactions executed with respect to the Escrowed Assets. Escrow Agent shall have the right to liquidate the Escrowed Assets or any investments held in order to make required disbursements under this Escrow Agreement. Escrow Agent shall have no liability for any loss sustained as a result of any investment made pursuant to the instructions of Purchaser or as a result of any liquidation of any Escrowed Assets or investment prior to its maturity or for the failure of Purchaser to give investment instructions to Escrow Agent.  Investment orders may be executed through Escrow Agent or one or more affiliates or agents of the Escrow Agent, and Escrow Agent or such affiliates or agents may receive compensation in connection therewith in addition to the compensation to Escrow Agent for its services hereunder.  A copy of Escrow Agent’s current fee schedule is attached as Schedule 2.  Upon any party’s request, Escrow Agent shall furnish such party with current fee schedules.

2.5                               Termination.                         . This Escrow Agreement shall terminate upon the earlier of (i) the date the Purchaser has received cumulative disbursements of CDN$2,000,000 from the Fund and the Escrowed Assets or (ii) the disbursement of the balance of the Fund and the Escrowed Assets in accordance with the provisions of Sections 1.3 and 2.3 hereof.

ARTICLE III
PROVISIONS AS TO ESCROW AGENT

3.1                               Limitation of Escrow Agent’s Capacity.

A.                                    This Escrow Agreement expressly and exclusively sets forth the duties of Escrow Agent with respect to any and all matters pertinent hereto, and no implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent.  This Escrow Agreement constitutes the entire agreement between the Escrow Agent and the other parties hereto in connection with the subject matter of this escrow, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be referred to herein or deposited with Escrow Agent or the Escrow Agent may have knowledge thereof, and Escrow Agent’s rights and responsibilities shall be governed solely by this Escrow Agreement.

B.                                    Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part thereof, or for the form of execution thereof, or for the identity or authority of any person executing or depositing such subject matter. Escrow Agent shall be under no duty to investigate or inquire as to the validity or accuracy of any document, agreement, instruction or request furnished to it hereunder believed by it to be genuine and Escrow Agent may rely and act upon, and shall not be liable for acting or not acting upon, any such document, agreement, instruction or request.  Except as specifically provided herein, Escrow Agent shall in no way be responsible for notifying, nor shall it be its duty to notify, any party hereto or any other party interested in this Escrow Agreement of any payment required or maturity occurring under this Escrow Agreement or under the terms of any instrument deposited herewith.

3.2                               Authority to Act.

A.                                    Escrow Agent is hereby authorized and directed by the undersigned to deliver the subject matter of this Escrow Agreement only in accordance with the provisions of Articles I and II of this Escrow Agreement.

B.                                    Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document, including, without limitation, the authority or the identity of any signor thereof, which Escrow Agent in good faith believes to be genuine and what it purports to be, including, without limitation, items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the Fund of this Escrow Agreement and items amending the terms of this Escrow Agreement.

C.                                    Escrow Agent may consult with legal counsel at the equal cost and expense of Sellers, collectively, and Purchaser (other than Escrow Agent) in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the advice of such counsel.

D.                                    In the event of any disagreement between any of the parties to this Escrow Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction or arbitrator, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and Escrow Agent shall have been notified thereof in writing signed by all such persons.   Notwithstanding the foregoing, Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of any agency of the United States or any political subdivision thereof, or of any agency of the State of Texas or of any political subdivision thereof, and Escrow Agent is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or levies. The right of Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

E.                                      In the event that any controversy should arise among the parties with respect to the Escrow Agreement, or should the Escrow Agent resign and the parties fail to select another Escrow Agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

3.3                               Compensation/Indemnification.

A.                                    Escrow Agent shall be entitled to reasonable compensation as well as reimbursement for its reasonable costs and expenses incurred in connection with the performance by it of service under this Escrow Agreement (including reasonable fees and expenses of Escrow Agent’s counsel) and the undersigned (other than Escrow Agent) agree to so pay Escrow Agent reasonable compensation and reimburse Escrow Agent for reasonable costs and expenses. The parties hereto agree that escrow fees shall be due and payable in the amount of $3,000.00 each year, and such fees will be deducted from the Fund upon the commencement of the escrow and on each anniversary, if any, of the date hereof.

B.                                    The parties to this Escrow Agreement (other than Escrow Agent) hereby severally agree to indemnify and hold Escrow Agent, its affiliates and their officers, employees, successors, assigns, attorneys and agents (each an “Indemnified Party”) harmless from all losses, costs, claims, demands, expenses, damages, penalties and attorney’s fees suffered or incurred by any Indemnified Party as a result of anything which it may do or refrain from doing in connection with this Escrow Agreement or any litigation or cause of action arising from or in conjunction with this Escrow Agreement or involving the subject matter hereof, the Fund, the Escrowed Assets or monies deposited hereunder or for any interest upon any such monies, including, without limitation, arising out of the negligence of Escrow Agent; provided that the foregoing indemnification shall not extend to the gross negligence or willful misconduct of Escrow Agent. This indemnity shall include, but not be limited to, all costs incurred in conjunction with any interpleader which the Escrow Agent may enter into regarding this Escrow Agreement.

3.4                               Miscellaneous.

A.                                    Escrow Agent shall make no disbursement, investment or other use of funds until and unless it has collected funds. Escrow Agent shall not be liable for collection items until the proceeds of the same in actual cash have been received or the Federal Reserve has given Escrow Agent credit for the funds.

B.                                    Escrow Agent may resign at any time by giving written notice to the parties hereto, whereupon the parties hereto will immediately appoint a successor Escrow Agent. Until a successor Escrow Agent has been named and accepts its appointment or until another disposition of the subject matter of this Escrow Agreement has been agreed upon by all parties hereto, Escrow Agent shall be discharged of all of its duties hereunder save to keep the Fund whole.

C.                                    All representations, covenants, and indemnifications contained in this Article III shall survive the termination of this Escrow Agreement.

ARTICLE IV
GENERAL PROVISIONS

4.1                               Appointment/Acceptance.  Purchaser and Sellers hereby appoint AMEGY BANK NATIONAL ASSOCIATION as Escrow Agent under this Escrow Agreement and AMEGY BANK NATIONAL ASSOCIATION hereby agrees to act as Escrow Agent under the terms of this Escrow Agreement.  James White hereby authorizes SCF-III to act on Mr. White’s behalf for all purposes under this Escrow Agreement.

4.2                               Discharge of Escrow Agent.  Upon the delivery of all of the Fund pursuant to the terms of this Escrow Agreement, the duties of Escrow Agent shall terminate and Escrow Agent shall be discharged from any further obligation hereunder.

4.3                               Escrow Instructions. Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor.  Attached hereto as Schedule 1 (the “Security Schedule”) is a list of authorized signatories (with signature identification) and authorized call-back persons for each of the parties to this Escrow Agreement (other than the Escrow Agent). In the event funds transfer instructions or other instructions or directions are given, whether in writing, by telecopier or otherwise, the Escrow Agent is authorized, but is not required or obligated, to seek confirmation of such instructions or directions by telephone call-back to the person or persons designated on the Security Schedule, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  The authorized signatures and the persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent, and in the case of an addition of an authorized signatory, accompanied by an incumbency certificate with signature identification certified by an existing authorized signatory. If the Escrow Agent is unable to contract any of the authorized representatives identified in the Security Schedule for call-back confirmation, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of your officers. Such officer shall deliver to the Escrow Agent a fully executed incumbency certificate certified by an existing authorized signatory, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer.

4.4                               Notice. Any payment, notice, request for consent, report, or any other communication required or permitted in this Escrow Agreement shall be in writing and shall be deemed to have been given when personally delivered to the party hereunder specified or when placed in the United States mail, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

If to Escrow Agent:

AMEGY BANK NATIONAL ASSOCIATION

4400 Post Oak Parkway

Five Post Oak Park

Houston, Texas 77027

Attn: Riley Salyer, Vice President

If to Sellers:

SCF-III, L.P.

600 Travis Street, Suite 6600

Houston, Texas 77002

Attn:  Adam Zylman

and

JAMES WHITE

302 Cove Creek Lane

Houston, Texas 770

with a copy to:

Bennett Jones LLP

4500, 855 2nd Street SW

Calgary, AB T2P 4K7

Attn:  Chip Johnston

and

Vinson & Elkins L.L.P.

First City Tower, 1001 Fannin Street

Suite 2300

Houston, Texas 77002

Attn:  Scott N. Wulfe

If to Purchaser:

GEOKINETICS INC.

One Riverway, Suite 2100

Houston, Texas 77056

Attn:  David A. Johnson

with a copy to:

Chamberlain, Hrdlicka, White, Williams & Martin

1200 Smith Street, Suite 1400

Houston, Texas 77002

Attn:  James J. Spring, III

Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to each other party. Notwithstanding the foregoing, no notice to the Escrow Agent shall be deemed given to or received by the Escrow Agent unless actually delivered to an officer of the Escrow Agent having responsibility under this Escrow Agreement.

4.5                               Governing Law. This Escrow Agreement is being made in and is intended to be construed according to the laws of the State of Texas, without giving effect to the principles of conflict of laws. It shall inure to and be binding upon the parties hereto and their respective successors, heirs and assigns.

4.6                               Construction. Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this Escrow Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Escrow Agreement.

4.7                               Amendment. The terms of this Escrow Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all parties hereto.

4.8                               Force Majeure. Escrow Agent shall not be liable to the undersigned for any loss or damage arising out of any acts of God, strikes, equipment or transmission failure, war, terrorism, or any other act or circumstance beyond the reasonable control of Escrow Agent.

4.9                               Written Agreement.  This Escrow Agreement represents the final agreement between the parties, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.   There are no unwritten oral agreements between the parties.

4.10                        Counterparts. This Escrow Agreement may be executed in counterparts, each of which shall be deemed one original, but all of which shall constitute one and the same instrument.

4.11                        Procedures.  The parties to this Escrow Agreement acknowledge and agree that the terms, conditions and procedures set forth herein are commercially reasonable.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement effective as of the day and year first above written.

SELLERS:

SCF-III, L.P.
By:	L.E. Simmons and Associates, Incorporated, Its General Partner

By:
Name:
Title:

and

James White, individually

PURCHASER:

GEOKINETICS INC.

By:
Name:
Title:

ESCROW AGENT:

AMEGY BANK NATIONAL ASSOCIATION

By:
Name:	Riley Salyer
Title:	Vice President

ACKNOWLEDGMENT OF RECEIPT

The undersigned hereby acknowledge receipt from and/or disbursement by AMEGY BANK NATIONAL ASSOCIATION, Escrow Agent under the foregoing Escrow Agreement, of the subject matter of the Escrow Agreement as described in such Escrow Agreement; the undersigned acknowledge a faithful and proper performance by said Escrow Agent of its duties under said Escrow Agreement, and in consideration of such disbursement hereby release and discharge Escrow Agent from all further responsibility or liability as Escrow Agent under said Escrow Agreement.

Executed this                  day of                                      , 20

SELLERS:

SCF-III, L.P.
By:	L.E. Simmons & Associates, Incorporated, Its General Partner

By:
Name:
Title:

and

James White, individually

PURCHASER:

GEOKINETICS INC.

By:
Name:
Title:

Schedule 1

SECURITY SCHEDULE

Telephone Number(s) for Call-Backs and

Person(s) Designated to Confirm Funds Transfer Instructions and

Execute Instructions, and Other Documents in Connection with this

Escrow Agreement (Acquisitions)

If to Sellers:

Name	Telephone Number	Signature Identification

1. Anthony DeLuca	(713) 227-7888
Or
2. Adam Zylman	(713) 227-7888

If to Purchaser:

Name	Telephone Number	Signature Identification

1. David A. Johnson	(713) 850-7600

2. Thomas J. Concannon	(713) 850-7600

Telephone call-backs shall be made to Sellers and Purchaser if joint instructions are required pursuant to this Escrow Agreement.

ESCROW PERCENTAGE

Name	Percentage Interest
SCF-III, L.P.
James White